SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)   September 29, 2004

CAP ROCK ENERGY CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

TEXAS

(State or Other Jurisdiction of Incorporation or Organization)

0-32667	75-2794300
(Commission File Number)	(I.R.S Employer Identification No.)

500 West Wall Street, Suite 400, Midland, Texas	79701
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (432) 683-5422

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01              ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 29, 2004, NewCorp Resources Electric Cooperative, Inc., the transmission affiliate of Cap Rock Energy Corporation, signed a second extension agreement with Beal Bank S.S.B. to extend the due date of its initial advance of funds of $14,169,000, which was originally entered into on September 10, 2003, and due September 9, 2004.  The first amendment letter extended the due date of the initial advance to September 30, 2004.  The second amendment letter extends the due date of the initial advance to October 29, 2004.  For additional discussion of the Beal Bank transaction, see the Company’s annual report on Form 10-K for the year ended December 31, 2003, and the Company’s quarterly reports on Form 10-Q.

A copy of the second amendment letter is attached to this current report as Exhibit 10.87, and is incorporated herein by reference.

ITEM 2.03              CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

The information in Item 1.01 is incorporated herein by reference.

ITEM 7.01              REGULATION FD DISCLOSURE

The Company issued a press release on September 30, 2004 announcing the signing of the second amendment letter with Beal Bank, which is attached to this current report at Exhibit 99.1.

ITEM 9.01              FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

	10.87	Amendment letter dated September 24, 2004 and entered into on September 29, 2004, between Beal Bank S.S.B. and NewCorp Resources Electric Cooperative, Inc.

	99.1	Press Release by Cap Rock Energy Corporation, September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAP ROCK ENERGY CORPPORATION

	By:	/s/ Lee D. Atkins
October 1, 2004	Lee D. Atkins
Senior Vice President, Chief Financial Officer
and Treasurer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit

10.87	Amendment letter dated September 24, 2004 and entered into on September 29, 2004, between Beal Bank S.S.B. and NewCorp Resources Electric Cooperative, Inc.

99.1	Press Release by Cap Rock Energy Corporation, September 30, 2004